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                                                                    Exhibit 99.2


                    AMENDMENT TO AGREEMENT AND PLAN OF MERGER

      THIS AMENDMENT TO AGREEMENT AND PLAN OF MERGER ("AMENDMENT") made this July 13, 2001, by and among Donna Karan International Inc., a Delaware corporation (the "COMPANY"), LVMH Moet Hennessy Louis Vuitton Inc., a Delaware corporation ("LVMH"), and DKI Acquisition, Inc., a Delaware corporation and a direct wholly-owned subsidiary of LVMH ("ACQUISITION SUB"),

                          W I T N E S S E T H: T H A T

      WHEREAS, the Company, LVMH and Acquisition Sub have entered into that certain Agreement and Plan of Merger dated as of March 31, 2001 (the "MERGER AGREEMENT"), pursuant to which the Company will be merged with and into Acquisition Sub (the "MERGER"), and

      WHEREAS, the parties hereto desire to amend the Merger Agreement in accordance with the terms and provisions set forth herein,

      NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. RESIGNATION AND APPOINTMENT. Subject to the conditions set forth in this Amendment, the Board of Directors of the Company has resolved to accept the resignation of John Idol from all offices that he holds in the Company and its subsidiaries (the "RESIGNATION"), including (without limitation) as Chief Executive Officer and Director (except as provided by the letter agreement between Mr. Idol and the Company of even date herewith with respect to such resignation and his continued employment with the Company as an advisor to the Company's Board of Directors in connection with certain transition matters). The Company's Board of Directors has further resolved to appoint Giuseppe Brusone to assume the role of President and Chief Executive Officer of the Company (the "APPOINTMENT"), all effective as of July 13, 2001. LVMH and Acquisition Sub hereby consent to the Resignation and the Appointment.

      2. WAIVER. LVMH and Acquisition Sub hereby agree to waive (i) any breaches of any representation and warranty made by the Company and contained in the Merger Agreement of which LVMH and/or Acquisition Sub has actual knowledge on the date hereof, which waiver is effective as of the date of execution of the Merger Agreement and the Closing Date and all times in between, but all only to the extent of the facts relating to such breach actually known at the date hereof, (ii) any breaches of any covenant or agreement made by the Company and contained in the Merger Agreement of which LVMH or Acquisition Sub has actual knowledge on the date hereof, but all only to the extent of the facts relating to such breach actually known at

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the date hereof, (iii) all rights and remedies that LVMH and Acquisition Sub may have pursuant to the Merger Agreement as a result of any Material Adverse Effect with respect to the Company, the facts with respect thereto LVMH and/or Acquisition Sub has actual knowledge of on the date hereof, but only to the extent of the facts relating to such Material Adverse Effect actually known at the date hereof and (iv) any breaches by the Company of any covenant or agreement made by the Company and contained in the Merger Agreement, occurring after the date hereof, other than breaches resulting from, giving effect to, arising out of or in connection with resolutions, actions or decisions of the Company's Board of Directors or the Special Committee agreed to or undertaken at any meeting (or by written consent) of the Company's Board of Directors or the Special Committee. As used in this Section 2 of the Amendment, the words "actual knowledge" shall, with respect to LVMH and Acquisition Sub, mean the actual knowledge of any of the following individuals: Yves Carcelle, Giuseppe Brusone, Gary Parker and Bertrand Stalla-Bourdillon.

      3. PAYMENTS. LVMH acknowledges and agrees that the Company will pay, and LVMH will not object to the payment by the Company of, (i) when due (after the Closing), fees owed to John H. Eyler, Ann McLaughlin Korologos and Frank R. Mori for their services as members of the Special Committee, totaling $150,000 in the aggregate, (ii) when due (after the Closing), $250,000 to William Benedetto, representing the remainder of his fee for serving as chairman of the Special Committee and (iii) upon consummation of the Merger, a success fee of $275,000 to Mayer Brown & Platt (in addition to its customary hourly fees) and a success fee of $400,000 to Proskauer Rose LLP (in addition to its customary hourly fees), all provided, however, that (x) the total fees (including, without limitation, the above success fees and all customary hourly fees) paid or payable to the Company's and the Special Committee's outside legal counsel, including, without limitation, the firms named herein, in connection with the negotiation and consummation of the Merger (including, without limitation, all fees paid in connection with any litigation relating to the Merger, any New York Stock Exchange, Securities and Exchange Commission or other investigation regarding trading in the Company's stock, and certain arrangements regarding the terms of and benefits for certain of the Company's employees) for the period commencing December 16, 2000 shall not exceed $2,500,000 in total, including (without limitation) all such payments that have been made prior to the date hereof to the Company's outside legal counsel, and (y) in this regard all such fees (except for the above referenced success fees) shall be at the customary hourly rates of such outside legal counsel.

      4. TERMS OF EMPLOYMENT. Upon the Appointment, Mr. Brusone shall be entitled to receive from the Company the salary and benefits summarized on
SCHEDULE 1 attached hereto. The Company and the Surviving Corporation in the Merger shall indemnify and hold harmless, and provide advancement of expenses to, Mr. Brusone at least to the same extent that the Company's other executive officers are indemnified or have the right of advancement of expenses or to conduct the defense of any claims, and

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to the fullest extent permitted by applicable law.

      5. EFFECT. All of the terms and conditions set forth in the Merger Agreement shall remain in full force and effect, except to the extent otherwise expressly set forth in this Amendment. This Amendment shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Amendment, express or implied, is intended to or shall confer upon any other Person any other right, benefit or remedy of any nature whatsoever under or by reason of this Amendment, other than SECTIONS 3 and 4, which are intended to be for the benefit of the Persons covered thereby and may be enforced by such Persons.

      6. MISCELLANEOUS. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without reference to its conflict of laws rules. This Amendment may be executed in any number of identical counterparts, any of which may contain the signatures of less than all parties, and all of which together shall constitute a single agreement. Except as otherwise expressly defined herein, all capitalized terms used herein shall have those meanings as set forth in the Merger Agreement.

      7. OBLIGATIONS OF LVMH. LVMH S.A. shall cause each of LVMH, Acquisition Sub and the Surviving Corporation to comply with all of its respective obligations under this Amendment.


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      IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                     DONNA KARAN INTERNATIONAL INC.


                                     By: /s/ M. William Benedetto
                                        ----------------------------------------
                                     Name:   M. William Benedetto
                                     Title:  Director

                                     LVMH MOET HENNESSY LOUIS VUITTON INC.

                                     By: /s/ Bruce G. Ingram
                                        ----------------------------------------
                                     Name:   Bruce G. Ingram
                                     Title:  Senior Vice President

                                     DKI ACQUISITION, INC.

                                     By: /s/ Bruce G. Ingram
                                        ----------------------------------------
                                     Name:   Bruce G. Ingram
                                     Title:  President


LVMH S.A. hereby accepts and agrees to SECTION 7 of this Amendment and acknowledges that the Company (and, if any breach of SECTION 7 relates to SECTION 3 or SECTION 4 of this Amendment, any Person who may enforce SECTION 3 or SECTION 4, as the case may be, pursuant to SECTION 5 of this Amendment) may proceed directly against LVMH S.A. in the event of any breach of SECTION 7.

                                     LVMH MOET HENNESSY LOUIS VUITTON S.A.

                                     By: /s/ Bernard Rolley
                                        ----------------------------------------
                                     Name: Bernard Rolley
                                          --------------------------------------
                                     Title: Operations EVP
                                           -------------------------------------